SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - December 26, 2002
                       -----------------------------------
                        (Date of Earliest Event Reported)




                              EQUITY ONE ABS, INC.
   -------------------------------------------------------------------------
   (as depositor under a certain Pooling and Servicing Agreement dated as of
                January 31, 2002, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2002-1)
             (Exact Name of Registrant as specified in its charter)



        Delaware                 333-53404                     52-2029487
------------------------   ---------------------        -----------------------
(State of Incorporation)   (Commission File No.)        (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AV-1, M-1, M-2 and B Certificateholders with respect to the December 26, 2002 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EQUITY ONE ABS, INC.



                                By: /s/ James H. Jenkins
                                   ---------------------------------------------
                                   James H. Jenkins,
                                   Senior Vice President and CFO

Dated:  December 27, 2002

                                                                         ANNEX A

                                                                     Page 1 of 5
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                 Equity One Mortgage Pass-Through Trust 2002-1
                        Statement to Certificateholders
                                December 26, 2002
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                             DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------
           ORIGINAL        BEGINNING                                                                          ENDING
            FACE           PRINCIPAL                                                 REALIZED   DEFERRED    PRINCIPAL
CLASS       VALUE           BALANCE         PRINCIPAL      INTEREST       TOTAL       LOSSES    INTEREST      BALANCE
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
AF1      75,000,000.00    37,872,425.82   4,273,027.51     51,201.42   4,324,228.93      0.00     0.00     33,599,398.31
AF2      47,655,000.00    47,655,000.00           0.00    219,332.14     219,332.14      0.00     0.00     47,655,000.00
AV1      98,145,000.00    76,126,841.10   3,225,669.40    110,785.70   3,336,455.10      0.00     0.00     72,901,171.70
M1       18,600,000.00    18,600,000.00           0.00     97,371.00      97,371.00      0.00     0.00     18,600,000.00
M2       14,000,000.00    14,000,000.00           0.00     78,505.00      78,505.00      0.00     0.00     14,000,000.00
B        12,620,000.00    12,620,000.00           0.00     73,890.10      73,890.10      0.00     0.00     12,620,000.00
R                 0.00             0.00           0.00          0.00           0.00      0.00     0.00              0.00
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
TOTALS  266,020,000.00   206,874,266.92   7,498,696.91    631,085.36   8,129,782.27      0.00     0.00    199,375,570.01
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
X       266,024,014.84   215,919,083.42           0.00    927,357.14     927,357.14      0.00     0.00    208,420,386.51
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------

-----------------------------------------------------------------------------------------------------   --------------------
                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------   --------------------
                                                                                                                 CURRENT
                        BEGINNING                                                         ENDING                PASS-THRU
CLASS     CUSIP         PRINCIPAL        PRINCIPAL       INTEREST        TOTAL           PRINCIPAL      CLASS      RATE
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
AF1     294754AP1       504.96567760    56.97370013     0.68268560      57.65638573     447.99197747    AF1     1.570000 %
AF2     294754AQ9     1,000.00000000     0.00000000     4.60250005       4.60250005   1,000.00000000    AF2     5.523000 %
AV1     294754AR7       775.65684548    32.86636507     1.12879617      33.99516124     742.79048041    AV1     1.690000 %
M1      294754AS5     1,000.00000000     0.00000000     5.23500000       5.23500000   1,000.00000000    M1      6.282000 %
M2      294754AT3     1,000.00000000     0.00000000     5.60750000       5.60750000   1,000.00000000    M2      6.729000 %
B       294754AU0     1,000.00000000     0.00000000     5.85500000       5.85500000   1,000.00000000    B       7.026000 %
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
TOTALS                  777.66433697    28.18847045     2.37232298      30.56079344     749.47586651
------  ---------  ----------------- ---------------- -------------- --------------- ----------------
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
X             N/A       811.65260042     0.00000000     3.48599032       3.48599032     783.46455539    X       0.000000 %
-----------------------------------------------------------------------------------------------------  -------------------

--------------------------------------------------------------------------------
 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:
                                  Peggy L Remy
                JPMorgan Chase Bank - Structured Finance Services
                           4 New York Plaza, 6th Floor
                            New York, New York 10004
                    Tel: (212) 623-4483 / Fax: (212) 623-5930
                        Email: Peggy.l.remy@jpmorgan.com
--------------------------------------------------------------------------------

[JPMORGAN
 LOGO]             Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 2 of 5
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                 Equity One Mortgage Pass-Through Trust 2002-1
                                December 26, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           124,360.14
                                Group I Curtailments                  174,245.01
                                Group I Prepayments                 3,974,422.36
                                Group I Liquidation Proceeds                0.00

                                Group II Scheduled Principal           48,321.27
                                Group II Curtailments                   3,461.51
                                Group II Prepayments                3,173,886.62
                                Group II Liquidation Proceeds               0.00

                                Extra Principal Distribution Amount         0.00

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1           51,201.42
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          219,332.14
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AV-1          110,785.70
                                Unpaid Interest - AV-1                      0.00
                                Remaining Unpaid Interest - AV-1            0.00

                                Interest Distribution - M-1            97,371.00
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

                                Interest Distribution - M-2            78,505.00
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - B              73,890.10
                                Unpaid Interest - B                         0.00
                                Remaining Unpaid Interest - B               0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AV-1 Available Funds Shortfall        0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class B Available Funds Shortfall           0.00

[JPMORGAN
 LOGO]           Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-1
                                December 26, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    136,360,166.38
                                Group I Ending Pool Balance       132,087,138.87
                                Group II Beginning Pool Balance    79,558,917.04
                                Group II Ending Pool Balance       76,333,247.64
                                Total Beginning Pool Balance      215,919,083.42
                                Total Ending Pool Balance         208,420,386.51

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                  56,816.74
                                Group II Servicing Fee                 33,149.55

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included
                                  in Current Distribution              73,899.58
                                Group I Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group I Aggregate Amount of Advances
                                  Outstanding                         339,459.08
                                Group II Delinquency Advances Included
                                  in Current Distribution              40,757.69
                                Group II Recouped Advances
                                  Included in Current Distribution          0.00
                                Group II Aggregate Amount of
                                  Advances Outstanding                217,250.51

Section 4.03(a)(ix) A           Group I and Group II Loans Delinquent

                 ---------------------------------------------------------------
                                         Group 1
                 ---------------------------------------------------------------
                 Period          Number       Principal Balance      Percentage
                  0-30 days       260           25,336,474.97           19.18 %
                 31-60 days        31            2,668,494.09            2.02 %
                 61-90 days        16            1,300,524.30            0.98 %
                  91+days          18            1,717,076.61            1.30 %
                   Total          325           31,022,569.97           23.48 %
                 ---------------------------------------------------------------


                 ---------------------------------------------------------------
                                         Group 2
                 ---------------------------------------------------------------
                 Period          Number       Principal Balance       Percentage
                  0-30 days       98            10,022,935.82           13.13 %
                 31-60 days       23             1,798,895.30            2.36 %
                 61-90 days        9               885,976.95            1.16 %
                   91+days        10             1,635,909.17            2.14 %
                   Total         140            14,343,717.24           18.79 %
                 ---------------------------------------------------------------

[JPMORGAN
 LOGO]           Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-1
                                December 26, 2002
--------------------------------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I and Group II Loans in Foreclosure

                                ------------------------------------------------
                                                    Group 1
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                  34          2,597,953.85          1.97 %
                                ------------------------------------------------


                                ------------------------------------------------
                                                    Group 2
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   8            1,334,479.79       1.75 %
                                ------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I and Group II Loans in REO

                                ------------------------------------------------
                                                    Group 1
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   2            175,174.25          0.13 %
                                ------------------------------------------------


                                ------------------------------------------------
                                                    Group 2
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   1            61,304.23          0.08 %
                                ------------------------------------------------

                                Market Value of Group I REO Loans     141,133.00
                                Market Value of Group II REO Loans     61,000.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the
                          Three Largest Loans

                                Group I Three Largest Loans         1,276,875.63
                                Group II Three Largest Loans        1,323,206.26

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00


Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                          with Original Terms <= 36 Months 60+
                          Contractually Past Due

                                Group I Aggregate Principal Balance
                                  of Balloon Loans                          0.00
                                Group II Aggregate Principal Balance
                                  of Balloon Loans                          0.00

Sec. 4.03(a)(xv),(xxi)  Realized Losses

                                Group I Current Period Realized Losses 51,761.27
                                Group I Cumulative Realized Losses    103,522.54
                                Group II Current Period Realized Losses     0.00
                                Group II Cumulative Realized Losses         0.00
[JPMORGAN
 LOGO]           Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-1
                                December 26, 2002
--------------------------------------------------------------------------------

Sec. 4.03 (a)(xvi)      Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II Number of Loans Repurchased        0.00

Sec. 4.03 (a)(xvii)     Weighted Average Mortgage Rate of Outstanding
                          Loans (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate      9.25
                                Group II Weighted Average Mortgage Rate     9.21

Sec. 4.03 (a)(xviii)    Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term   239.00
                                Group II Weighted Average Remaining Term  346.00

Sec. 4.03 (a)(xix),     Overcollateralization Amounts
(xx),(xxii)

                                Overcollateralization Amount        9,044,816.50
                                Overcollateralization Target Amount 9,044,816.50
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency Amount     0.00

Sec. 4.03 (a)(xxiii)    Trigger Events

                                Has a Trigger Event Occurred and is
                                  continuing?                                 NO
                                Cumulative Realized Losses as a
                                  percentage of the Original Pool Balance 0.04 %

Sec. 4.03 (a)(xxiv)     60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                 of the current Pool Balance              4.66 %

[JPMORGAN
 LOGO]           Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.